ACCOUNTS RECEIVABLE AND OTHER	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of trade and other receivables [text block]	ACCOUNTS RECEIVABLE AND OTHER

AS AT DEC. 31 (MILLIONS)	Note	2021	2020
Accounts receivable	(a)	$11,332	$10,113
Prepaid expenses and other assets	(a)	8,162	6,335
Restricted cash	(b)	2,266	2,395
Sustainable resources	(c)	—	85
Total		$21,760	$18,928
The current and non-current balances of accounts receivable and other are as follows:

AS AT DEC. 31 (MILLIONS)	2021	2020
Current	$16,098	$14,187
Non-current	5,662	4,741
Total	$21,760	$18,928
a)    Accounts Receivable and Other Assets
Accounts receivable includes contract assets of $651 million (2020 – $632 million). Contract assets primarily relate to work-in-progress on our long-term construction services contracts for which customers have not yet been billed.
b)    Restricted Cash
Restricted cash primarily relates to the financing arrangements including defeasement of debt obligations, debt service accounts and deposits held by the company’s insurance operations across our segments.
c)    Sustainable Resources
The following table presents the change in the balance of timber and other agricultural assets:

AS AT AND FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2021	2020
Balance, beginning of year	$85	$109
Additions	28	75
Dispositions	(63)	—
Fair value adjustments	(5)	2
Decrease due to harvest	(41)	(61)
Foreign currency changes	(4)	(40)
Balance, end of year	$—	$85
Dispositions of $63 million in 2021 mainly relate to the sale of our agricultural asset portfolio.
The carrying values are based on external appraisals completed annually as at December 31. The appraisals utilize a combination of the discounted cash flow and sales comparison approaches to arrive at the estimated value. The significant unobservable inputs (Level 3) included in the discounted cash flow models used when determining the fair value of standing timber and agricultural assets include:

Valuation Techniques	Significant Unobservable Inputs	Relationship of Unobservable Inputs to Fair Value	Mitigating Factors
Discounted cash flow analysis	•Future cash flows	•Increases (decreases) in future cash flows increase (decrease) fair value	•Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from cash flows
	•Timber / agricultural prices	•Increases (decreases) in price increase (decrease) fair value	•Increases (decreases) in price tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from price
	•Discount rate /terminal capitalization rate	•Increases (decreases) in discount rate or terminal capitalization rate decrease (increase) fair value	•Decreases (increases) in discount rates or terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in fair value from rates
	•Exit Date	•Increases (decreases) in exit date decrease (increase) fair value	•Increases (decreases) in the exit date tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year
As at December 31, 2021, there are no sustainable resources in our accounts receivable and other balance. Key valuation assumptions in the prior year included a weighted-average discount and terminal capitalization rate of 4.6% and terminal valuation dates of up to 18 years. Timber and agricultural asset prices were based on a combination of forward prices available in the market and price forecasts.